Exhibit 99.1

News From Aon

Aon files proxy to move the jurisdiction of incorporation for the firm’s parent company

•	Moving the jurisdiction of incorporation for Aon’s parent company will not result in any material change to Aon’s current business operations, reporting requirements or listings.

•	Aon will maintain its operating company headquarters in London and its commitment to the UK and the important London insurance market remain unchanged and unrivalled.

LONDON, UK (29 October 2019) – Aon plc (NYSE:AON), a leading global professional services firm providing a broad range of risk, retirement and health solutions, filed a preliminary proxy statement today to move the jurisdiction of incorporation for the firm’s parent company from the United Kingdom (UK) to Ireland. Remaining within the European Union single market will help the firm maintain a stable corporate structure and capital flexibility.

The move is expected to drive ongoing shareholder value creation through effective capital management that maximizes return on invested capital. Moving the jurisdiction of incorporation for Aon’s parent company will not result in any material change to Aon’s current business operations, reporting requirements or listings. The transaction is expected to be completed in the first quarter of 2020.

Aon will maintain the firm’s operating company headquarters at the Leadenhall Building in London and the firm’s commitment to the UK and the important London insurance market remains unchanged and unrivalled. Over the last several years, Aon has solidified its position in the UK domestic market, with the acquisitions of, among others, Henderson and Portus Consultancy, which doubled the firm’s retail business within the UK, and added 500 UK colleagues.

ENDS

Summary of Change to Jurisdiction of Incorporation

Aon plc (the “Company”) will change the jurisdiction of incorporation of its parent company from the United Kingdom to Ireland through a transaction that will result in a new publicly held parent company incorporated in Ireland. This proposed reorganization (the “Transaction”) will require shareholder approval. If shareholders approve the Transaction, the Company will be required to make a subsequent application to the High Court of Justice of England and Wales to seek approval. This application is expected to be heard, and the Company currently anticipates that the Transaction will be completed, in the first quarter of 2020. Upon completion of the Transaction, each shareholder will own the same number of Class A ordinary shares (US dollar denominated) of the new Irish public limited company that such shareholder owned immediately prior to completion of the Transaction, and each shareholder’s proportionate ownership and relative voting rights will remain unchanged. The shares of the new Irish parent company are expected to be listed on the NYSE, and the Company will continue to report earnings and other financial statements in accordance with Securities and Exchange Commission (“SEC”) regulations, including dollar denominated financial statements.

Additional Information About the Transaction and Where to Find It

This communication is being made by the Company in respect of the Transaction. A special meeting of shareholders will be announced soon to obtain shareholder approval in connection with the Transaction. The Company has filed with the SEC a preliminary proxy statement and expects to file with the SEC a definitive proxy statement and other relevant documents in connection with the Transaction. The definitive proxy statement will be sent or made available to shareholders and will contain important information about the Transaction and related matters. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at www.aon.com or by sending a written request to Aon plc at The Aon Centre, 122 Leadenhall Street, London EC3V 4AN, Attention: Company Secretary.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed participants in the solicitation of proxies in connection with the Transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of shareholders in connection with the Transaction will be set forth in the Company’s definitive proxy statement for its special meeting of shareholders. You can also find information about the Company’s directors and executive officers in the Company’s proxy statement for its 2019 annual general meeting of shareholders filed with the SEC on April 26, 2019. Investors may obtain a free copy of these documents at the Company’s website as noted above.

Safe Harbor Statement

This communication contains certain statements related to future results, or states the Company’s intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of the Company about future events. Forward-looking statements are therefore subject to risks and uncertainties that could cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. The forward-looking statements included in this communication include, but are not limited to, statements relating to the expected effects of the Transaction on the Company and the expected timing and scope of the Transaction. Forward-looking statements can often, but not always, be identified by the use of forward-looking words such as “plans,” “expects,” “is subject to,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates,” “believes” or variations of such words, phrases and statements that certain actions, events or results “may,” “could,” “should,” “would,” “might” or “will” be taken, occur or be achieved.

Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, the matters set forth under “Information Concerning Forward-Looking Statements” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in Part I, Item 2 of the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2019, June 30, 2019 and September 30, 2019. Other factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements include the Company’s ability to obtain the approval of shareholders for the Transaction, to obtain the approval of the High Court of Justice of England and Wales for the Transaction, to satisfy the other conditions to the Transaction on the expected timeframe, or at all, and to realize the expected benefits from the Transaction, as well as the occurrence of unanticipated difficulties or costs in connection with the Transaction.

These factors are not exhaustive. Other unknown or unpredictable factors could cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements should therefore be construed in the light of such factors. None of the Company or any of its respective associates, directors, officers or advisers provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statement will actually occur. You are cautioned not to place undue reliance on any forward-looking statement. Other than in accordance with its legal or regulatory obligations, the Company is not under any obligation, and the Company expressly disclaims any intention or obligation, to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Further information about factors that could materially affect the Company, including its results of operations and financial condition, is set forth under “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in Part II, Item 1A of the Company’s Quarterly Reports on Form 10 Q for the fiscal quarters ended March 31, 2019, June 30, 2019 and September 30, 2019.

About Aon

Aon plc (NYSE:AON) is a leading global professional services firm providing a broad range of risk, retirement and health solutions. Our 50,000 colleagues in 120 countries empower results for clients by using proprietary data and analytics to deliver insights that reduce volatility and improve performance.

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